Exhibit  10.1

                             AGREEMENT TO TERMINATE
                            ------------------------

     This Agreement to Terminate (the "Agreement to Terminate") is made effective the 7th day of November, 2001, by and among The Cyber Group Network Corporation, (the "Buyer"), WMD Holding Group, Inc. (the "Company"), and Warren
E. Scheibe, Michael J. Donlon, Francis A. Donlan, and Jeffery W. Schiebe (collectively, the "WMD Shareholders"), all of the above referred to as the "Parties."

                                R E C I T A L S:

     WHEREAS, the Parties had entered into that certain Stock Purchase dated July 9, 2001 Agreement (the "Stock Purchase Agreement");

     WHEREAS,  the  Stock Purchase Agreement contemplated conditions to closing;

     WHEREAS, the conditions to closing did not occur, and more specifically, the Parties did not execute or deliver a Registration Rights Agreement, did not tender or deliver shares of stock to each other, and the Buyer did not file a registration statement, all as required as a condition to closing of the Stock Purchase Agreement;

     WHEREAS, the Parties did not take any action pursuant to the Stock Purchase Agreement;

     WHEREAS, the Parties desire to terminate the Stock Purchase Agreement; and

     WHEREAS, there has been no mingling of operations, assets or liabilities of the Buyer or the Company since the execution date of the Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

                                    ARTICLE I
                                  TERMINATION

     The Parties hereby mutually terminate the Stock Purchase Agreement and mutually fully release each other from any obligations or liabilities thereunder. The purpose of this Agreement to Terminate is to put the Parties in the same legal and operational condition with respect to each other that they were in before the Stock Purchase Agreement was signed by them.


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     IN WITNESS WHEREOF, the parties hereto have executed or caused this
Agreement to Terminate be executed effective as of the day and year first above written.

THE  BUYER:

The  Cyber  Group  Network  Corporation

By:  Greg  Evans
Title:  CEO


THE  COMPANY:

WMD  Holding  Group,  Inc.
The  Cyber  Group  Network  Corporation
By:  Michael  J.  Donlon
Title:  President

THE  WMD  SHAREHOLDERS:

-------------------------------
Warren  E.  Scheibe

-------------------------------
Michael  J.  Donlon

-------------------------------
Francis  A.  Donlan

-------------------------------
Jeffery  W.  Schiebe


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